                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2007


                       NEW YORK REGIONAL RAIL CORPORATION
             (Exact name of Registrant as specified in its charter)


              Delaware                 000-28583                 13-3081571
       --------------------       --------------------     --------------------
   (State or other jurisdiction     (Commission File           (IRS Employer
of incorporation or organization)       Number)             Identification No.)


                 5266 Seneca Street, West Seneca, New York     14224
          -------------------------------------------------- ----------
               (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (716) 675-6015
                                                            -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On August 3, 2007, Mr. Russ Arnst resigned from his position as the New York Regional Rail Corporation (the "Company") Chief Financial Officer, citing personal reasons for his departure. In his letter of resignation, Mr. Arnst advised the Company that his resignation did not result from any disagreements with any accounting practices or policies undertaken by the Company, or its Board of Directors, management or staff.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


(C) EXHIBITS. The following exhibit is filed as a part of this Form 8-K:


   Exhibit No.                     Description
  -------------  ------------------------------------------------------------

       99.1      Letter of Resignation of Russell Arnst dated August 3, 2007.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      August 6, 2007            NEW YORK REGIONAL RAIL CORPORATION


                                      By:        /s/  James W. Cornell
                                         ---------------------------------------

                                      Name:  James W. Cornell
                                      Title:  Chief Executive Officer